UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2007
NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa
Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On March 19, 2007, we filed a Form 8-K, or the Form 8-K, to report the sale of The Offices at Interwood, located in Houston, Texas, to NNN 4101 Interwood, LLC, an entity managed by Triple Net Properties, LLC, our Manager, for the sale price of $11,000,000. In the Form 8-K, the financial printers incorrectly reported the total assets under the company pro forma column in the pro forma condensed consolidated balance sheet. In addition, we inadvertently reported the amount of security deposits and prepaid rent under the Sale of Interwood Property column in the pro forma condensed consolidated balance sheet.
Accordingly, we are filing this Form 8-K/A to (i) reflect the correct amount of total assets under the company pro forma column from $132,410,000 to $132,428,000, and (ii) accurately report the amount of $95,000 in the other liabilities — properties held for sale line item, which also affects the security deposits and prepaid rent and other liabilities — properties held for sale line items in the company pro forma column. The revised NNN 2003 Value Fund, LLC Pro Forma Condensed Consolidated Balance Sheet is presented below.
Except as identified above, no other amendments or changes to the Form 8-K are made by this Form 8-K/A. Accordingly, this Form 8-K/A should be read in conjunction with the Form 8-K and the accompanying notes to the pro forma condensed consolidated balance sheet.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2006
(Unaudited)

		Sale of
	Company	Interwood
	Historical	Property			Company Pro forma

ASSETS
Real estate investments:
Operating properties, net	$39,509,000	$—			$39,509,000
Properties held for sale, net	56,408,000	(6,034,000)	(A	)	50,374,000
Investments in unconsolidated real estate	7,749,000	—			7,749,000

	103,666,000	(6,034,000)			97,632,000

Cash and cash equivalents	1,450,000	4,900,000	(A	)	6,350,000
Accounts receivable, net	1,082,000				1,082,000
Accounts receivable from related parties	698,000				698,000
Restricted cash	3,269,000	(189,000)	(A	)	3,080,000
Pre-acquisition cost	18,000				18,000
Identified intangible assets, net	3,730,000	—			3,730,000
Other assets, net	806,000				806,000
Other assets — properties held for sale	17,956,000	(1,344,000)	(A	)	16,612,000
Notes receivable	2,420,000	—			2,420,000

Total assets	$135,095,000	$(2,667,000)			$132,428,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loans payable and other debt	$31,656,000	$—			$31,656,000
Mortgage loans payable secured by properties held for sale	52,500,000	(5,500,000)	(A	)	47,000,000
Accounts payable and accrued liabilities	3,469,000				3,469,000
Accounts payable due to related parties	668,000				668,000
Security deposits and prepaid rent	1,133,000				1,133,000
Other liabilities — properties held for sale	740,000	(95,000)	(A	)	645,000

	90,166,000	(5,595,000)			84,571,000

Minority interests	901,000	—			901,000
Minority interests — property held for sale	7,618,000				7,618,000

	8,519,000	—			8,519,000

Commitments and contingencies
Unit holders’ equity	36,410,000	2,928,000	(B	)	39,338,000

Total liabilities and unit holders’ equity	$135,095,000	$(2,667,000)			$132,428,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: March 20, 2007	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer

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